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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               _________________



                                   FORM 8-K


                               _________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934



                              September 18, 2000
                                Date of Report




                                 T REIT, INC.
            (Exact name of registrant as specified in its charter)


           Virginia                   333-77229            52-2140299
 ----------------------------      ---------------    -------------------
 (State or other jurisdiction   (Commission File No.)   (I.R.S. Employer
      of incorporation)                               Identification No.)


                             1551 N. Tustin Avenue
                                   Suite 650
                          Santa Ana, California 92705
                   (Address of principal executive offices)




                                (877) 888-7348
             (Registrant's telephone number, including area code)



                                      N/A
         (former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 18, 2000, T REIT, Inc. engaged Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as its independent accountant and Squar Milner accepted such appointment. The decision to engage Squar Milner was approved by the Company's Board of Directors on the recommendation of its Audit Committee.

     The Company had no relationship with Squar Milner required to be reported pursuant to Regulation S-K Item 304 (a) (2) during the two years ended December 31, 1999 and 1998, or the subsequent interim periods prior to and including September 18, 2000.

     The resignation of T REIT, Inc.'s prior independent accountant was disclosed in the Form 8-K filed by T REIT on August 2, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     T REIT, INC.


Date: September 20, 2000             By: /s/ Anthony W. Thompson
                                        --------------------------------
                                     Anthony W. Thompson
                                     President and Chief Executive Officer